Form of Proxy

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

TEXAS CITIZENS BANCORP, INC.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 29, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TEXAS CITIZENS BANCORP, INC. The undersigned stockholder of Texas Citizens Bancorp, Inc., a Texas corporation (the "Company"), hereby appoints Michael E. Bowman and George L. Dempsey, and each of them, as the Proxy or Proxies for the undersigned, with full power of substitution, to attend the Special Meeting of Stockholders of the Company to be held on December 29, 2021, at 9 a.m., Central Time, at Texas Citizens Bank, N.A., 4949 Fairmont Parkway, 3rd Floor Board Room, Pasadena, Texas 77505, and any postponement or adjournment thereof (the "Special Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

This proxy, when properly executed, will be voted as specified. If this Proxy is executed but no specification is made, the votes entitled to be cast by the undersigned will be voted "FOR" Proposals 1 and 2 described in the Proxy Statement. The votes entitled to be cast by the Proxy holder will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any postponement or adjournment thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

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PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER'S VOTE IS IMPORTANT!

**Important Notice Regarding the Availability of Proxy Materials for the Texas Citizens Bancorp, Inc. Special Meeting of Stockholders to Be Held on December 29, 2021.
The Proxy Statement/Prospectus and Proxy Card for this meeting are available at:
https://www.proxy-direct.com/tcb-32456**

Please detach at perforation before mailing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals **The Board of Directors recommends a vote "FOR" the merger proposal and "FOR" the other proposal, all as described in the Proxy Statement.**

		FOR	AGAINST	ABSTAIN
1.	To consider and vote upon a proposal to approve the Agreement and Plan of Reorganization (the "merger agreement"), dated October 20, 2021, by and between Business First Bancshares, Inc. ("Business First") and Texas Citizens Bancorp., Inc. ("TCBI"), pursuant to which TCBI will merge with and into Business First (which we refer to as the "merger"), with Business First surviving the merger, and approve the merger	☐	☐	☐
2.	To consider and vote upon a proposal to adjourn the TCBI special meeting, if necessary or appropriate, to solicit additional proxies in favor of the TCBI merger proposal	☐	☐	☐
3.	To consider and act upon such other matters as may properly come before the Special Meeting and any postponement or adjournment thereof.			

B **Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below signature within the box	Signature 1 — Please keep signature within the box	Signature 2 — Please keep
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